Exhibit 99.2

Yahoo! Investor Presentation March 2008

Forward-Looking Statements The matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties concerning Yahoo!'s projected financial performance, as well as Yahoo!'s strategic and operational plans. Actual results may differ materially from the results projected. The potential risks and uncertainties include, among others, the implementation and results of the Company's ongoing strategic initiatives; the Company's ability to compete with new or existing competitors; reduction in spending by, or loss of, marketing services customers; the demand by customers for Yahoo!'s premium services; acceptance by users of new products and services; risks related to joint ventures and the integration of acquisitions; risks related to the Company's international operations; failure to manage growth and diversification; adverse results in litigation, including intellectual property infringement claims; the Company's ability to protect its intellectual property and the value of its brands; dependence on senior management and other key personnel; dependence on third parties for technology, services, content and distribution; general economic conditions and changes in economic conditions; and risks and uncertainties arising in connection with Microsoft's unsolicited proposal to acquire Yahoo!, including the loss of key employees who pursue other employment opportunities due to concerns as to their employment security, increased difficulty for the Company in executing its strategic plan and pursuing other strategic opportunities, and the possibility of significant costs of defense, indemnification and liability resulting from stockholder litigation. More information about potential factors that could affect Yahoo!'s business and financial results is included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Yahoo!'s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, which is on file with the Securities and Exchange Commission (SEC) and available online at www.sec.gov. This presentation includes projected financial performance information for 2008-2010 from the Company's 3-Year Plan presented to its Board of Directors in December 2007. These projections are necessarily based upon a variety of estimates and assumptions which, though currently considered reasonable by Yahoo!, may not be realized and are inherently subject, in addition to the specific risks identified above, to business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, many of which are beyond Yahoo!'s control. There can be no assurance that the assumptions made in preparing the projected financial performance information will prove accurate. Accordingly, actual results may differ materially from the results projected. All information in this presentation is as of March 18, 2008, unless otherwise noted, and Yahoo! does not intend, and undertakes no duty, to update or otherwise revise the information contained in this presentation. Throughout this presentation, we have rounded numbers as appropriate. Non-GAAP Financial Measures This presentation includes the following financial measures defined as non-GAAP financial measures by the SEC: revenue excluding traffic acquisition costs or TAC (Revenue ex-TAC), operating income before depreciation, amortization, and stock-based compensation expense (OCF), and certain other non-GAAP measures. These measures may be different from non-GAAP measures used by other companies. The presentation of this information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (GAAP). Reconciliations of these non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP are included in this presentation and the Appendix to this presentation and can be accessed through Yahoo!'s Investor Relations website at www.yahoo.com. Glossary Certain internal and industry terms used throughout this presentation are defined in the Glossary in the Appendix to this presentation. Legal Notice

Why We Are Here Discuss the value of Yahoo! today Strategically positioned for accelerating growth Unique, iconic assets Outline specific financial performance projections We expect future growth in excess of Street estimates This is driven by current investments in Starting Points and Must Buy initiatives Provide perspective which informed our Board's rejection of Microsoft's offer Board believes that Microsoft's proposal substantially undervalues Yahoo! Yahoo!'s unique strategic value must be recognized in any transaction

Yahoo!'s Unique Value Proposition Yahoo! is a leading global Internet brand with valuable audiences and leading monetization platforms at scale We believe our growth and profitability prospects are not fully appreciated by the public markets We are focused on our current financial plan to double OCF1 from $1.9B in 2008E to $3.7B by 2010E Execution is critical - we demonstrated real traction in 2007, and in 2008 we are accelerating deployment of our strategic investments Yahoo! is a unique combination of assets A leader in online advertising Strategic Asian positions Mobile and Emerging Markets franchises Leading global brand, world class people, strong technology and IP Please refer to Appendix for OCF GAAP reconciliation.

2006A 2007A 2008E 2009E 2010E 0.3 Wall Street Estimates 0.42 0.38 1.85 2.1 2.3 Non-Core 0.04 0.09 0.04 N/A Total 5.105 5.715 1.85 2.7 3.7 Our Plan Significantly Exceeds Street Expectations Please refer to Appendix for Revenue ex-TAC and OCF GAAP reconciliations. 2008 projected Revenue ex-TAC and 2008 projected OCF represent the midpoints (rounded) of the 2008 Revenue ex-TAC outlook ($5.35B-$5.95B) and 2008 OCF outlook ($1.725B- $1.975B) provided on January 29, 2008. Median estimates based on 6 equity research reports: Bank of America (2/5/2008); Goldman Sachs (1/30/2008); Jefferies (2/14/2008); Lehman Brothers (2/11/2008); Morgan Stanley (1/30/2008); and Thomas Weisel (1/30/2008). PROJECTED REVENUE EX-TAC1 ($B, YoY Growth %) PROJECTED OCF AND OCF MARGIN1 ($B, %) 2006A 2007A 2008E 2009E 2010E 0.3 Wall Street Estimates 0.42 0.38 5.7 6.4 7.1 Non-Core 0.04 0.09 0.04 N/A Total 5.105 5.715 5.7 7.1 8.8 Wall Street Estimates3 Company 3-Year Plan Our anticipated 2009 and 2010 growth is much higher than Street estimates Anticipated future growth to be driven by current investments in Starting Points and Must Buy 33% 33% 32% 38% 32% 42% +11% +11% +13% +11% +25% +25% 2 2

Yahoo! Unique Assets - Audience Homepage 305 Personal Homepage 50 Mail 262 Key Anchors2 139 Search 27% Mobile 19 230 425 60 10 20 N/A 259 90 N/A 55 50 9 4% 53% N/A 9 15 N/A Global Unique Users1 (January 2008, Millions) comScore MediaMetrix January 2008, global. News, Finance, and Sports. comScore qSearch 2.0 Q4 2007 including US, UK, DE, FR, ES, IT, JP, KR, TW, and AU. M:metrics December 2007, US. Global Query Share3 (O&O, Q4 2007) US Subscribers4 (December 2007, Millions) 55 3 50 39 N/A 10 Google MSN Fox Interactive Media AOL

Yahoo! Unique Assets – Monetization

- Our collection of unique assets makes us a "Must Buy" for advertisers

YAHOO!

- A leading global Internet brand



- 15% global online advertising demand touched[1]
- #2 in Search monetization

YAHOO! bluelithium rm rightmedia

- #1 US ad network by page views, #2 by reach[2]
- Premium partners: eBay, Comcast, AT&T, …
- 635+ newspaper partners with thousands of sales reps
- Leading Ad Exchange

(1) Because Yahoo! does not consolidate Yahoo! Japan or Alibaba, the addressable market for demand touched excludes Japan and China.
(2) comScore MediaMetrix, January 2008.

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Yahoo! Unique Assets – Strategic Asia Positions

UNIQUE POSITIONING FOR YAHOO!

- **#1** Y! Japan Homepage, Mail, Search, and Auctions in Japan[1]
- **#1** Alibaba.com B2B marketplace in China[2]
- **#1** TaoBao consumer online marketplace in China[2]
- **#1** AliPay online payments in China[2]
- **#1** Gmarket consumer online marketplace in Korea[3]

STRATEGIC VALUE

- Board participation
- In-market leadership
- Learnings from lead markets
- Scale for key platforms

FULL VALUE NOT REFLECTED IN STOCK PRICE

- Discount being applied to publicly-traded investments
- Little to no credit being given for market-leading private Alibaba Group assets

PUBLICLY TRADED INVESTMENTS

Investment	Stake	Mkt. Value[4]	Per Share
Yahoo! Japan	33%	$9.3 billion	$6.66
Alibaba.com	28%[5]	$3.2 billion	$2.25
Gmarket	10%	$100 million	$0.07
Total		**$12.6 billion**	**$8.97**

PRIVATE COMPANY INVESTMENTS

Investment	Stake	Mkt. Value	Per Share
Alibaba Group[6]	39%	N/A	N/A

支付宝 Alipay.com 因为信任 所以简单

淘宝网 Taobao.com 阿里巴巴旗下网站

(1) comScore MediaMetrix, February 2008.
(2) iResearch Q3 2007.
(3) Korea National Statistic Office.

(4) Market value as of 3/14/08.
(5) Includes 1% direct interest and 27% indirect interest owned through 39% stake in Alibaba Group.
(6) Alibaba Group includes Alipay.com, Taobao.com, and a 75% interest in Alibaba.com, as well as a number of other businesses including Koubei.com, Alimama.com, Alisoft.com, and cn.yahoo.com.

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Accelerating Pace of Innovation and Execution 2006 2007 H1 2008 Accelerating pattern of execution, innovation and expanding partnerships Delivering on product roadmap and commitments and receiving positive customer reviews

Strategic Objectives STARTING POINTS For the most users on the Internet Assets Leveraged Strong leadership position in many key starting point properties Unrivaled scale Definition Properties that a broad cross-section of users come back to frequently as part of their Internet experience Homepage / My Yahoo!, Mail, Search, Mobile Rationale Most powerful connections with users Majority of economic value Critical for insights Great opportunity to leverage assets and improve user experience MUST BUY For the most advertisers on the Internet Assets Leveraged Leader in display O&O; compelling starting points Partnerships with premier publishers including eBay, Comcast, AT&T, 635+ newspapers Leading performance advertising acquisitions including Right Media and Blue Lithium Scale player in search Highly integrated sales force, capable of bringing the broad range of ad products to our customers Definition Serving advertisers' needs so well that they can't imagine not working with Yahoo! Rationale Removing friction from online advertising will move dollars online at a faster rate and increase demand Higher yield for Yahoo!'s owned and operated (O&O) inventory Uniquely positioned to do this

Change The Game, Closing The Gap, Transform The Industry Please refer to Appendix for Revenue ex-TAC GAAP reconciliation. Incremental 2008E-2010E GAAP revenue for Search and Display/Video is projected to be $1.6B and $1.9B, respectively, with incremental TAC of $0.2B for Search. Source: Company 3-Year Plan. REVENUE EX-TAC1 GROWTH DRIVERS (Incremental Revenue ex-TAC 2007A-2010E) VOLUME - Starting Points YIELD - Must Buy SEARCH DISPLAY/ VIDEO $0.5B 10% CAGR $0.8B 12% CAGR $0.9B 15% CAGR $1.1B 15% CAGR Starting Points CHANGE THE GAME Open, social, and relevant starting points at massive scale Must Buy CLOSING THE GAP Panama platform extensions to drive RPS gains Innovate search with customer insights and integration with display TRANSFORM THE INDUSTRY Next-generation display ad platform Drive yield for all publishers that participate, including Yahoo! as largest

Change The Game: Open, Social, Relevant Search SEARCH ASSIST (Q4 2007) OPEN SEARCH (Q2 2008) After Sources: Chicago Tribune (10/12/2006); Fortune (10/3/2007); Search Engine Journal (10/2/2007); CNET (2/26/2008); and ZDNet (2/26/2008). Before S D V Y

Change The Game: Open, Social, Relevant "Buzz" More relevant content on Yahoo!'s Homepage Traffic to Publishers Votes increase content rank S D V Y

Closing The Gap: Extend Panama Platform To Drive RPS

- **Large RPS potential, and clear pipeline of Panama extensions to drive RPS growth**

2007	2008	2009	2010
Revenue re-ordering Advanced matching Marketplace optimization Quality based pricing Coverage optimization *(Q4 2007)*	Market reserve pricing Targeting (zip-code, city, demographic, …) Query rewriting Improved ad and click ranking Matching improvement	Core matching evolution Core marketplace evolution Targeting evolution Campaign management evolution	

RPS GROWTH MOMENTUM
(US O&O, YoY)

Q1 2007	Q2 2007	Q3 2007	Q4 2007
(0-5%)	15-20%	>20%	~20%

PROJECTED RPS GROWTH
(Global O&O)

2008E-2010E: 15% CAGR

We estimate that we reduced the gap between the industry leading RPS and our own in the U.S. by 30% in the first 9 months of 2007, and as of late last year, we estimate that a gap of approximately 60 to 70% in the U.S. still exists assuming a comparable implementation.[1]

(1) Information on the RPS gap is based on Yahoo!'s internal estimates of Yahoo!'s historical U.S. RPS for the 9 months ended in Q3 2007 and Yahoo!'s internal estimates of Google, Inc.'s historical U.S. RPS for this period. While Yahoo! believes that its internal estimates of Google's historical RPS are reasonable based on the data available to it, Google does not publicly disclose its RPS. There can be no assurance that Yahoo!'s internal estimates of Google's RPS are accurate and Google's actual RPS may be higher or lower than such estimates. RPS can be affected by a number of factors including the number of other ads displayed on a particular page. These estimates assume comparable displays and implementation as between Google and Yahoo!.

Sources: Company internal data; Company 3-Year Plan.

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Transform The Industry: Yahoo! "Must Buy" Leadership Display, Listings Search 19% 24% 22% Display opportunity is larger than search, with significant potential for innovation Ad networks are a fast growing segment within display Given Yahoo!'s leading capabilities, we are strategically positioned to lead ONLINE ADVERTISING MARKET (Worldwide, $B) Concentrated Inventory ROI Advertiser Objectives Keyword Targeting CPC Pricing Models All contingent, no guarantees Forecast & Guarantee Importance of O&O High CAGR SEARCH Fragmented Branding + ROI Demographics, behavior, context, ... CPM, CPC, CPA, CPL, ... Guaranteed placement a critical part of package High DISPLAY 2007E 2010E Paid Search 17.6 33.7 Display 25.1 42.3 Search 17.6 33.7 Mobile 0.1 1.8 Total 42.8 77.7 Total Source: Company Market Model. Mobile 160% S D V Y

Transform The Industry: Unlocking Display Opportunity Search (Queries) Display (Page Views) 0 - 0.94 0.21 - 0 0 0.06 0.79 NETWORK comScore qSearch 2.0, Q4 2007 (US, UK, FR, DE, ES, IT, AU, TW, KR, and JP). comScore MediaMetrix January 2008, global page views excluding search page views. (3) Because Yahoo! does not consolidate Yahoo! Japan or Alibaba, the addressable display market for demand touched excludes Japan and China. Sources: Company 3-Year Plan; Company Market Model. Source: Company internal estimates. Premium graphical Non-Premium graphical Search Online video ad Classifieds (Jobs, Autos, etc.) Newspapers Behavioral targeting Prime-time network Prime-time cable Top 10 players $50 50¢ Top 2 players 2007E 2010E 0 - 0.15 0.28 - 0 0 0.85 0.72 Volume Share Display Demand Touched3 Share Current Estimated CPMs (Illustrative) < 25% > 90% Make It Easier For Advertisers To Buy... Create a Liquid Market... And Drive Yield Upside Search1 (Queries) Display2 (Page Views) Opportunities: Demand aggregation Audience aggregation Targeting Packaging and pricing Formats S D V Y

Transform The Industry: Yahoo! Display Ad Platform Today's Standards Yahoo! Display Ad Platform Ad Networks Fragmented audiences, inventory Audiences and inventory aggregated across web Highly variable processes, no consistency Unified process standardizes low-value transactions Many touchpoints, manual, error-prone data re-entry Common hosted platform Inconsistent and slow, days to weeks to launch a sophisticated web-wide campaign Fast and easy, minutes to hours to launch a sophisticated web-wide campaign Opaque systems and pricing Pricing transparency reducing arbitrage Advertisers Publishers Advertisers Publishers Ad Networks S D V Y

Establishing Leadership in Key Growth Drivers Beyond 2010 Large addressable opportunity 1.4B mobile subscribers $10-12B market by 20101 Yahoo! is a leader today Award-winning Yahoo! Go oneSearch: 600M subscribers passed Competitive wins: Vodafone and T-Mobile (UK) Rapidly growing opportunity More than $1B today 30% CAGR 2007E-2010E Monetization upside Yahoo! is a leader today ~60% Reach India Vietnam Philippines Malaysia Argentina Brazil Mexico Egypt Turkey Romania Y 0.61 0.8 0.62 0.47 0.73 0.6 0.42 0.88 0.3 0.8 YAHOO! REACH (% of users, current) eMarketer, March 2008. Source: Company internal estimates. Sources: Company Market Model; Company internal estimates. MOBILE EMERGING MARKETS Significant potential future value opportunities Little or no value for these franchises reflected in stock price today

2007A Headwinds Core Growth 2008E 2009E 2010E Blank 0 4.9 4.9 Full 5.1 5.65 7.08 8.82 Down 0 0.2 Up 0.75 0.18 1.24 1.25 Revenue Growth Projected to Accelerate Revenue projected to grow at 18% YoY in 2008, adjusting for headwinds Anticipated acceleration in 2009-2010 to be driven by current investments in Starting Points and Must Buy ($0.2) +18% +25% +25% $0.75 Broadband Affiliate Search Please refer to Appendix for Revenue ex-TAC GAAP reconciliation. Headwinds represent decline in Revenue ex-TAC for Broadband and Affiliate Search, which totaled $0.9B in 2007 and is projected to be $0.7B in 2008, for a net decline of $0.2B. Core growth represents the projected growth in Revenue ex-TAC from 2007 to 2008, excluding all Revenue ex-TAC from Broadband and Affiliate Search in both years. Revenue ex-TAC for the remaining businesses is projected to grow from $4.2B in 2007 to $4.9B in 2008, resulting in net growth of $0.75B or 18%. 2008 projected Revenue ex-TAC represents the midpoint (rounded) of the 2008 Revenue ex-TAC outlook ($5.35B-$5.95B) provided on January 29, 2008. Source: Company 3-Year Plan. 3 4 PROJECTED REVENUE EX-TAC1 ($B) 2

Key Drivers of Revenue Growth Display is a larger opportunity than search, driven by increasing visits to Starting Points, new display ad platform Anticipated search growth to be driven by market volume growth and continued RPS potential Please refer to Appendix for Revenue ex-TAC GAAP reconciliation. Incremental 2008E-2010E GAAP revenue for Search, Display/Video and Other is projected to be $1.6B, $1.9B and $2.8B, respectively, with incremental TAC of $0.2B, $0.0B and $2.4B, respectively. Other includes affiliates, fees, listings, and mobile. Source: Company 3-Year Plan. 2007A 0 5.1 Search 5.1 0.5 0.9 Display/Video 6.5 0.8 1.1 Other 8.4 0.4 Cost Efficiency 2010E 0 8.82 $0.5 Volume $0.9 Yield $0.8 Volume $1.1 Yield $0.42 $8.8 $5.1 $1.4 $1.9 PROJECTED REVENUE EX-TAC1 ($B)

Represents eligible search page views. US+EU Total Query Growth 16% YoY 2007/2006. US+EU Total Query RPS 11% YoY 2007/2006. Sources: Company internal data; Company Market Model; Company 3-Year Plan. Search Growth From Market Query Growth, Panama Yahoo! network traffic Search innovation Strategic distribution Double-digit query growth in 2007 Projected 10% CAGR query growth Y! FY07 Y! 08-10 Market Y! 0.13 0.1 Market 0.12 Total 0.13 0.1 0.12 Search Assist Reduced coverage Homepage growth Y! FY07 Y! 08-10 Market Y! 0.15 0.15 Market 0.09 Panama delivered double-digit US RPS growth in 2007 Large RPS potential Simplified user interface Revenue re-ordering Marketplace redesign Continued evolution Marketplace Ranking and pricing Matching and targeting Campaign management International RPS ramp VOLUME (O&O Queries, CAGR) YIELD (O&O RPS, CAGR) Yahoo! 2007A (US Web Search1) Yahoo! 2008E-2010E (Global Total Queries) Market 2008E-2010E (Global Total Queries) Yahoo! 2007A (US Web Search2) Yahoo! 2008E-2010E (Global Total Queries) Market 2008E-2010E (Global Total Queries)

Sources: Company internal data; Company Market Model; Company 3-Year Plan. Display Growth From Starting Points, Ad Platform Double-digit growth in 2007 Projected growth of 12% CAGR, in-line with market Y! FY07 Y! 08-10 Market Y! 0.11 0.12 Market 0.12 Total 0.11 0.12 0.11 Starting Points innovation Relevant content and ads Open best-of-web content Unified social platform Grew both Premium and Non-Premium CPMs in 2007 Projected global RPM gains of 15% CAGR Y! FY07 Y! 08-10 Market Y! 0.03 0.15 Market 0.11 Total 0.15 0.11 New display ad platform RightMedia, BlueLithium Marquee partners: Forbes, WebMD, eBay, AT&T, Comcast ... Demand and audience aggregation Improved ad targeting VOLUME (Global O&O Page Views, CAGR) YIELD (Global O&O RPM, CAGR) Yahoo! 2007A Yahoo! 2008E-2010E Market 2008E-2010E Yahoo! 2007A Yahoo! 2008E-2010E Market 2008E-2010E 3%

CASH COST DRIVERS1 (% of Rev ex-TAC) 2007A-2010E CAGR Total Cash Costs 16-18% Balancing revenue growth and cost management Investing for accelerating growth Panama 2006-2007 Display ad platform 2007-2008 Ongoing efficiency opportunities International structure G&A efficiency Product development Return to 42% Operating Cash Flow Margins 2006A 2007A 2008E 2009E 2010E OCF 0.42 0.38 0.33 0.38 0.42 Product development 0.13 0.13 0.16 0.16 0.16 SG&A 0.33 0.37 0.38 0.34 0.31 Cost of revenues (excl TAC) 0.12 0.12 0.13 0.12 0.11 SG&A1 13-15% Development1 27-29% Cost of Revenues, SG&A, and Development costs as presented above are non-GAAP measures. Cost of Revenues has been adjusted to exclude TAC, non-cash stock compensation and depreciation and amortization costs. SG&A and Development have been adjusted to exclude non-cash stock compensation and depreciation and amortization costs. Please refer to Appendix for comparable Cash Cost Drivers determined on a GAAP basis. Source: Company 3-Year Plan. Ongoing efficiency opportunities Investing Panama Display ad platform Cost of Revenues1 14-16% OCF

Doubling Operating Cash Flow By 2010 Please refer to Appendix for Revenue ex-TAC and OCF GAAP reconciliations. Incremental 2008E-2010E GAAP revenue for Search and Display/Video is projected to be $1.6B and $1.9B respectively, with incremental TAC of $0.2B for Search. 2008 projected Revenue ex-TAC and 2008 projected OCF represent the midpoints (rounded) of the 2008 Revenue ex-TAC outlook ($5.35B-$5.95B) and 2008 OCF outlook ($1.725B- $1.975B) provided on January 29, 2008. Source: Company 3-Year Plan. Projected Revenue ex-TAC1, OCF1, OCF Margin1 ($B, %) 2007A 2008E 2009E 2010E Wall Street Estimates 0.38 1.85 2.1 2.3 Non-Core 0.04 0.09 0.04 N/A 5.105 5.7 7.1 8.8 Total 1.9 1.85 2.7 3.7 33% 38% 42% 38% GROWTH DRIVERS (Incremental Revenue ex-TAC1 2007A-2010E) CASH COSTS 16-18% CAGR VOLUME - Starting Points YIELD - Must Buy SEARCH DISPLAY/ VIDEO $0.5B 10% CAGR $0.8B 12% CAGR $0.9B 15% CAGR $1.1B 15% CAGR Revenue ex-TAC OCF

2007A 2008E 2009E 2010E Real Estate 140 190 170 105 Development 90 110 110 110 Technical Platform 380 725 900 1020 Total 602 725 900 1020 Continuing to invest aggressively $2.6B cumulative 2008E-2010E ~70% on innovation and production infrastructure1 Strategic focus - Starting Points and Must Buy Relevance Display ad platform Grid expansion Experimentation Capital Utilization Real estate strategy Grid computing, virtualization Includes server and storage, network gear, software-asset adds, new initiatives, and other. 2008E CapEx represents the midpoint of 2008 CapEx outlook ($675M-$775M) provided on January 29, 2008. Source: Company 3-Year Plan. CapEx In Line With Business Model and Share PROJECTED CAPEX ($M)

Yahoo!'s Equity Value

- **Our Board believes that Microsoft's proposal substantially undervalues Yahoo!**

Significant Equity Value

Operations
- 3 Year Revenue ex-TAC and OCF growth projected 20%+ CAGR[1]
- Projected to double OCF from $1.9B in 2008E to $3.7B by 2010E[1]
- Execution expected to lead to premium OCF multiple

+

Asian Assets
- Market value of Asian public stakes at $9 per share – strategic assets
- Significant additional value in private assets of Alibaba Group

+

Cash and NOLs
- $2.7B[2] of cash and NOL value (~$2 per share)

+

New Growth Markets
- Leading mobile Internet franchise
- High growth emerging markets footprint

Potential Upside

Potential Strategic Alternatives
- Potential accretive commercial or strategic transactions

(1) Please refer to Appendix for Revenue ex-TAC and OCF GAAP reconciliations.
(2) Value of cash and marketable securities and NPV of net operating losses (NOLs) as of 12/31/2007.
Source: Company 3-Year Plan.

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Yahoo!'s Strategic Value

- **Yahoo! provides meaningful strategic value and warrants a significant acquisition premium above its equity value in a potential change of control transaction**

YAHOO! VALUE PROPOSITION	IMPLICATIONS FOR MICROSOFT
Unique asset providing immediate unmatched scale in search and display to any buyer	Moves Microsoft from sub-scale position to strong positions in search and display
Strategic value associated with Asian stakes warrant premium to public values, not discount	Asia an important source of growth for Microsoft
Revenue and cost synergy opportunity is meaningful for any strategic buyer	Wall Street analysts estimate synergies of 2 - 3x Microsoft $1B guidance[1] – Potentially moves Microsoft from online loss of $700M[2] in 2007 to significant profitability
Some recent Internet transaction multiples have exceeded 35x forward EBITDA[3]	Microsoft's proposal (current value of $28.79[4]) is approximately 9x 2009E OCF[(5)(6)] – Approximately 5x OCF after synergies of $2.5B

(1) JP Morgan (2/1/2008); UBS Equity Research (2/1/2008).
(2) Microsoft 10-K, June 30, 2007.
(3) Multiple transaction comparables including Google / DoubleClick, Microsoft / aQuantive, NewsCorp / Intermix.
(4) As of 3/14/2008.
(5) Multiple calculated as enterprise value (equity market capitalization at offer price minus cash, marketable securities and the value of unconsolidated assets) divided by 2009E OCF (per Company 3-Year Plan). Unconsolidated asset value assumes public market values as of 3/14/2008 for stakes in Yahoo!Japan, Alibaba.com and Gmarket and an average of Wall Street research estimates for the value of Alibaba private assets: CIBC (11/13/2007); Susquehanna Financial (11/5/2007); and Merrill Lynch (1/30/2008).
(6) Please refer to Appendix for OCF GAAP reconciliation.

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Summary Yahoo! has a powerful and highly profitable operating model and is positioned for accelerating financial growth. This is a global scale business, and we have scale. Display is a larger opportunity than search, and we are positioned to extend our leadership in display. We are focused on execution, and we are already gaining momentum in our key strategic initiatives. Yahoo! has a combination of unique assets, and we believe the value is not fully appreciated.

Appendix GAAP Reconciliations Glossary

GAAP Reconciliation of Revenue ex-TAC On a GAAP revenue basis, year-over-year revenue growth is projected to be 9%, 33%, and 31%, respectively, in 2008E, 2009E, and 2010E. Note: Revenue ex-TAC is a non-GAAP measure defined as GAAP Revenue less Traffic Acquisition Costs (TAC). $ in millions 2007A 2008E 2009E 2010E Revenue ex-TAC GAAP Revenue1 Traffic Acquisition Costs Total $6,969 1,856 $5,113 $7,200-$8,000 (1,850-2,050) $5,350-$5,950 $10,100 (3,000) $ 7,100 $13,200 (4,400) $ 8,800

GAAP Reconciliation of Operating Cash Flow $ in millions 2007A 2008E 2009E 2010E Operating Cash Flow Operating Income Depreciation & Amortization Stock-Based Compensation Expense Total $ 695 659 573 $1,927 $545-$655 670-750 510-570 $1,725-$1,975 $1,300 800 600 $2,700 $2,100 900 700 $3,700 Note 1: Operating Cash Flow (OCF) is a non-GAAP measure defined as Income from operations before depreciation, amortization of intangible assets, and stock-based compensation expense. Note 2: Operating Income Margin (which is operating income as a percentage of GAAP revenue of $7.0 billion in 2007 and our estimates of GAAP revenue of $7.2B to $8.0B in 2008E, $10.1B in 2009E and $13.2B in 2010E) was 10% in 2007 and is expected to be 8%, 13% and 16% in 2008E, 2009E, and 2010E, respectively.

Cost Drivers - GAAP Basis % of GAAP Revenues 2006A 2007A 2008E 2009E 2010E 2007A - 2010E CAGR Cost of Revenues1 SG&A Development 42% 29% 13% 41% 32% 16% 40% 34% 16% 43% 29% 15% 44% 25% 14% 27% 19% 14% GAAP Cost of Revenues includes TAC and other cost of revenues. Note: The percentage amounts included in the table above are based on GAAP revenues of $6.4B in 2006 and $7.0B in 2007 and projected GAAP revenue of $7.2B to $8.0B in 2008, $10.1B in 2009, and $13.2B in 2010.

Glossary Addressable Market: the total potential online advertising revenue Yahoo! could capture as defined by Company Market Model (see Company Market Model) Affiliates: third-party entities who have integrated Yahoo! advertising offerings into their web sites CAGR: compound annual growth rate Click-Through Rate: the ratio of the number of times a user clicks on an online advertisement to the number of times the advertisement is served Company 3-Year Plan: the three-year financial plan developed by Yahoo!'s management and presented to the Board of Directors in December 2007 Company Market Model: Yahoo!'s market model creates a consensus market estimate by leveraging a comprehensive set of public, third party, and Yahoo! data and analysis. We accomplish this through macroeconomic modeling of the online advertising market, which is reconciled against third party market share data and publicly available data about individual companies' performance comScore: comScore, Inc., an Internet marketing research company that provides marketing data and services to many of the Internet's largest businesses under the brands qSearch and MediaMetrix CPA: cost per action CPC: cost per click; also known as PPC (price per click) CPL: cost per lead CPM: cost per thousand impressions Demand Touched: GAAP revenues plus Exchange Flow-Through as a percentage of the total addressable market. For purposes of calculating Demand Touched, the total addressable market is estimated using the Company Market Model

Glossary Display: as used herein refers to display advertising, typically rectangular advertising displaying logos, photos, graphics, or animation and placed adjacent to a web site's main content and usually linked to the advertiser's own web site Exchange Flow-Through: gross advertising revenue related to impressions sold through an advertising exchange such as Yahoo!'s Right Media Exchange Fees: Yahoo!'s fee-based services include Internet broadband services, sports, music, games, personals, and premium mail offerings, as well as our services for small businesses Insights: knowledge and understanding of users' interests and intent Inventory: any space on a web page available for sale to advertisers M:Metrics: M:Metrics, Inc., is a marketing research company that provides measurement of mobile media consumption and advertising Must Buy: strategic objective focused on creating platforms and solutions that make Yahoo! an integral part of advertisers' campaign planning process Non-Premium: display advertising inventory sold without guaranteed time and placement O&O: Yahoo! owned and operated sites OCF (operating cash flow): a non-GAAP measure defined as Income from operations before depreciation, amortization of intangible assets, and stock-based compensation expense Open: fostering unlimited participation and removing obstacles to increase participation by advertisers, publishers, developers, networks, and users Page Views: a web page that has been viewed by one user; for Yahoo!-specific page views, our internal estimate of the total number of pages viewed by users on Yahoo!'s O&O sites Premium: display advertising inventory sold with guaranteed time and placement Queries: searches performed by Internet users

Glossary Reach: the size of the audience that views a particular web site or group of web sites in a given time period, often discussed as a percentage of total Internet audience Relevance: providing the right online content and advertising in the right format at the right time, creating the right match between publisher, advertiser and Internet user Revenue ex-TAC: a non-GAAP measure defined as GAAP revenue less traffic acquisition costs ROI: return on investment RPM: revenue per thousand impressions RPS: revenue per search Search: as used herein refers to search advertising, a type of contextual advertising for which web site owners pay a fee, usually based on click-through or ad views, to have their ads placed on a search engine's results pages or adjacent to contextually relevant content Starting Points: strategic objective focused on capturing economic value via the most valuable traffic sources; Yahoo! has identified its five most valuable traffic sources as Home Page, Personalized Home Page (e.g., My Yahoo!), Search, Mail, and Mobile Subscribers Passed: the total number of mobile subscribers capable of receiving Yahoo! mobile services and applications Targeting: the use of demographic, geographic, behavioral, or other information to tailor online advertisements to specific audiences Unique User: an individual who visits a certain web site in a given month Visits: the number of times a unique user accesses content within a web entity with breaks between access of at least 30 minutes (as defined by comScore) Volume: a measure of units sold or user interactions Yield: revenue generated per specified unit (e.g., RPM measures revenue yield per one thousand impressions; RPS measures revenue per search query) YoY: year-over-year